EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
               UNDER SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB/A-1 of Cybrdi Inc. (the "Company") for the quarter ended March 31, 2006 as filed with the Securities and Exchange Commission as of the date hereof (the "Report"), I, Yanbiao Bai, the chief executive officer of the Company, hereby certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                            /s/Yanbiao Bai
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                                            Name: Yanbiao Bai, CEO and President
                                            Date: December 18, 2006